UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2016

     MANAGED FUTURES PREMIER ENERGY FUND L.P. II
 (Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	000-50272 (Commission File Number)	03-0407557 (IRS Employer Identification No.)

c/o Ceres Managed Futures LLC
522 Fifth Avenue
New York, New York 10036
 (Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (855) 672-4468

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a)   As previously reported on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on December 7, 2016, the Board of Directors of Ceres Managed Futures LLC (the “General Partner”), the general partner of Managed Futures Premier Energy Fund L.P. II (the “Registrant”), dismissed Deloitte & Touche LLP (“Deloitte”) as the registered public accounting firm for the Registrant, effective as of the close of business on the day the Registrant’s audited financial statements for the 2016 fiscal year end, including the Registrant’s annual report on Form 10-K, were filed.
On March 28, 2017, the Registrant filed its Form 10-K for the fiscal year ended December 31, 2016, and therefore, Deloitte’s term as the Registrant’s registered public accounting firm has ended.
The audit reports of Deloitte on the Registrant’s financial statements as of and for the two most recent fiscal years (ending December 31, 2016 and December 31, 2015) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the Registrant’s two most recent fiscal years (ending December 31, 2016 and December 31, 2015) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K/A, there were no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such periods.  During the Registrant’s two most recent fiscal years (ending December 31, 2016 and December 31, 2015) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K/A, there were no “reportable events” (as defined in Regulation S-K Item 304(a)(1)(v)).
The General Partner, on behalf of the Registrant, has provided Deloitte with a copy of the foregoing disclosures and has requested that Deloitte furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant set forth above.  A copy of Deloitte’s letter dated March 28, 2017 is filed as Exhibit 16.1 to this Form 8-K/A.
(b)   As previously reported on Form 8-K filed with the SEC on December 7, 2016, the Board of Directors of the General Partner, on behalf of the Registrant, approved the engagement of Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Registrant.  On March 28, 2017, the Registrant filed its Form 10-K and its engagement of EY became effective.  During the Registrant’s two most recent fiscal years (ending December 31, 2016 and December 31, 2015) and the interim period prior to engaging EY, neither the Registrant, the General Partner, nor anyone on their behalf consulted EY, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.
(d)   Exhibits.
Exhibit No.	Description
16.1	Letter dated March 28, 2017 from Deloitte & Touche LLP to the Securities and Exchange Commission regarding the disclosure contained in Item 4.01 of this report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED FUTURES PREMIER ENERGY FUND L.P. II

By: Ceres Managed Futures LLC, General Partner

By:	/s/ Patrick T. Egan
Patrick T. Egan
President and Director

Date:  March 29, 2017